Report of Independent
Registered Public Accounting
Firm

To the Board of Trustees of The
Glenmede Portfolios and
Shareholders of the Muni
Intermediate Portfolio:

In our opinion, the accompanying
statement of assets and liabilities,
including the schedule of portfolio
investments, and the related
statements of operations and of
changes in net assets and the
financial highlights present fairly,
in all material respects, the
financial position of the Muni
Intermediate Portfolio (the sole
portfolio constituting The
Glenmede Portfolios, hereafter
referred to as the "Fund") at
October 31, 2015, the results of its
operations for the year then
ended, the changes in its net
assets for each of the two years in
the period then ended and the
financial highlights for each of the
five years in the period then
ended, in conformity with
accounting principles generally
accepted in the United States of
America.  These financial
statements and financial
highlights (hereafter referred to as
"financial statements") are the
responsibility of the Fund's
management.  Our responsibility
is to express an opinion on these
financial statements based on our
audits. We conducted our audits
of these financial statements in
accordance with the standards of
the Public Company Accounting
Oversight Board (United States).
Those standards require that we
plan and perform the audit to
obtain reasonable assurance about
whether the financial statements
are free of material misstatement.
An audit includes examining, on a
test basis, evidence supporting the
amounts and disclosures in the
financial statements, assessing the
accounting principles used and
significant estimates made by
management, and evaluating the
overall financial statement
presentation.  We believe that our
audits, which included
confirmation of securities at
October 31, 2015 by
correspondence with the
custodian and brokers, and the
application of alternative auditing
procedures where securities
purchased had not been received,
provide a reasonable basis for our
opinion.


PricewaterhouseCoopers LLP


December 22, 2015